EXHIBIT 99.2

Weatherford International Ltd. $250 Million Senior Notes due 2013 October 2003

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, the prospects for Weatherford's operations which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties, which are more fully described in Weatherford International Ltd.'s reports and registration statements filed with the SEC, include the impact of oil and natural gas prices and worldwide economic conditions on drilling activity, the demand for and pricing of Weatherford's products and services and domestic and international economic and regulatory conditions. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Safe Harbor: Forward Looking Statements

Presenters Bernard J. Duroc-Danner President, Chief Executive Officer and Chairman Lisa W. Rodriguez Senior Vice President and Chief Financial Officer

Offering Summary Issuer: Weatherford International Ltd. Guarantor: Fully and unconditionally guaranteed by Weatherford International, Inc. Ratings: Moody's: Baa1 (Negative Outlook) S&P: BBB+ (Stable Outlook) Security Type: Senior Unsecured Notes, ranking equal to existing unsecured senior indebtedness Offering Size: $250 million Use of Proceeds: Repay short-term indebtedness Maturity: 10 years Optional Redemption Provision: Call with make-whole Joint Book-Running Managers: Deutsche Bank Securities and Merrill Lynch & Co.

Investment Highlights Leading market share positions in sectors served Strong operating cash flows Technological leadership Focused on reducing cash costs through systems integration, overhead consolidation and manufacturing efficiency Healthy balance sheet; no significant near-term debt maturities Committed to maintaining current credit ratings

Overview of Weatherford International Ltd. Weatherford International Ltd. ("Weatherford") is one of the world's leading providers of equipment and services used for the drilling, completion and production of oil and natural gas wells Over 16,000 employees 540+ locations in more than 100 countries Two main business segments Drilling Services Production Systems

Revenue Profile LTM 6/30/2003 Total Revenues: $2.4 Billion Weatherford Revenue Mix Drilling & Well Services Completion & Production DIS 59 41 59% Drilling Services 41% Production Systems Drilling Services Market Production Systems Market 2002 Total Served Market $4.9 billion WFT share ~ 28% 2002 Total Served Market $4.0 billion WFT share ~ 24% Source: Spears & Associates, Weatherford estimates.

Geographic Revenue Mix USA Canada Latin America Europe / W. Africa Middle East / N. Africa Asia Pacific CS 34 15 9 20 12 10 34% USA 20% 9% Europe / W. Africa Latin America 15% Canada Middle East / N. Africa Asia Pacific 12% 10% LTM 6/30/2003 Total Revenues: $2.4 Billion

Drilling Services Segment

Drilling Techniques
• Underbalanced
• Re-entry
• Drilling with Casing

25%

Drilling Tools
• Proprietary
• Non-proprietary

25%

Well Construction
• Tubular Running
• Cementation
• Liner Hanger

35%

Intervention Services
• Fishing
• Cased Hole Wireline
• MetalSkin™

15%

Highlighting indicates products or services where Weatherford holds a 1st or 2nd ranking in market share.*

LTM 6/30/2003 Total Revenues: $1.4 Billion

* *Weatherford estimates.*

© 2003 Weatherford. All rights reserved

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Production Optimization Production Optimization Control Systems Intelligent Wells 10% Production Systems Segment Completion Systems Completion Tools Screens Expandable Sand Screens Artificial Lift PCP Reciprocating Gas Lift Hydraulic ESP Chemicals and Fluids Production Chemicals 35% 50% 5% LTM 6/30/2003 Total Revenues: $1.0 Billion Highlighting indicates products or services where Weatherford holds a 1st or 2nd ranking in market share.* * Weatherford estimates.

Competitive Position Extensive foreign infrastructure Consolidation of saturated North America Commercialize technology Change in cost structure

Global Footprint


CALGARY
ABERDEEN
MOSCOW
BEIJING
HOUSTON
DUBAI
CARACAS
KUALA LUMPUR
SINGAPORE
PORT HARCOURT
MACAE
PERTH
BUENOS AIRES

International Revenue per Operating Rig
1999 – current
Total ~ 40% p.a.
Organic ~ 19% p.a.

→Saturated North America
→Extensive International

540 Service locations
85 Manufacturing locations
>100 Countries

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Commercialize Technologies Technology Description Quantum Benefits Expandables = In well metal forging to eliminate wasted space Reduced cost Improved productivity Underbalanced Drilling = Drilling at a pressure below that in the rock pores Improved productivity Additional reserves Intelligent Wells = Field monitoring, control and optimization Accelerated recovery Reduced cost Drilling with Casing = Using well casing as drillstring Ease of drilling Reduced cost

Change in Cost Structure Systems Integration Overhead Consolidation Manufacturing Streamlining Seeking structural or permanent reduction in cash costs & use of capital

Systems Integration Reduce: Working capital Capital expenditures Logistics costs Back office support Improve: Pricing efficacy Facilitate: Supply chain analysis (internal and external) 13 systems 1 system

Overhead Consolidation Rationalize personnel (>500 positions) Lower regional overhead Consolidate support functions Divisional Realignment: 3 into 2 Projected savings $20 million p.a. beginning Q4' 03

Manufacturing Streamlining Consolidation Redeployment Outsourcing Canada Europe USA Brazil Eastern Europe China Three Thrusts:

Manufacturing Streamlining: Phase 1 Approximately $100 million of products (cash costs) Lower cash cost of goods: ~ 20-30% Equal quality, improved deliverability Addressing first sub-segment of Weatherford products

Financial Policies Conservative Debt Profile Long-term maturities Targeted Debt to Capitalization Ratio - 30% area Prudent Acquisition Strategy Targets: Consolidation plays Product line fillers Financing: Equity and/or debt with goal of achieving targeted debt to capitalization ratio

Summary Financials & Credit Statistics (1) Pro Forma for $400.0 million Equity Offering and redemption of 5% Convertible Preferred Debentures, including reduction in interest expense related to redemption of 5% Convertible Preferred Debentures. (2) Includes $217.1 million related to non-cash write-down of investment in Universal Compression and $15.4 million of severance and exit costs recorded in the third quarter of 2002. Also includes $12.4 million of charges recorded in the second quarter of 2003 primarily related to severance and our equity investment's, Universal Compression, debt restructuring. (3) Total Debt does not include $72.3 million of accounts receivable securitization as of June 30, 2003. ($ in millions) See Appendix for additional information.

Capitalization (1) Adjustments based on currently contemplated Senior Notes Offering. (2) Does not include $72.3 million of accounts receivable securitization as of June 30, 2003. (3) These Debentures have investor put dates at June 30, 2005, 2010 and 2015 and may be satisfied by cash repayment or with equity. (4) Adjustments based on Equity Offering and related 5% Convertible Preferred Debentures redemption on July 3, 2003 and August 4, 2003 respectively, including call premium. ($ in millions) See Appendix for additional information.

Debt Maturity Schedule(1) (1) Pro Forma as of June 30, 2003 for redemption of 5% Convertible Preferred Debentures and $250 million Senior Notes Offering. Accounts receivable securitization of $72.3 million is excluded because it has no fixed maturity. '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 East 13.8 0 200 0 0 0 0 350 250 West 582.2 112 15 0 0 0 0 15 15 First put date 6/30/2005 for Zero Coupon Convertibles $582.2 million may be satisfied with common shares $112 million outstanding under Revolving Credit Facility, pro forma for pay down from current $250 million Senior Notes Offering 6 5/8% Senior Notes 7 1/4% Senior Notes $250 million Senior Notes Offering ($ in millions)

Investment Highlights Leading market share positions in sectors served Strong operating cash flows Technological leadership Focused on reducing cash costs through systems integration, overhead consolidation and manufacturing efficiency Healthy balance sheet; no significant near-term debt maturities Committed to maintaining current credit ratings

Appendix: EBITDA Calculation EBITDA is not calculated or presented in accordance with generally accepted accounting principles, or GAAP. The following table presents a reconciliation of EBITDA to net income, the most directly comparable GAAP financial measure, on a historical basis, as adjusted basis and pro forma basis, as applicable, for each of the periods indicated. We believe that presentation of EBIT and EBITDA may provide users of this financial information additional meaningful comparisons between the financial results in the periods presented. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. ($ in millions)